                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 19, 2004

                               -------------------


                     FRANKLIN CREDIT MANAGEMENT CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                        0-17771                75-2243266
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
incorporation or organization)                              identification no.)

           9 Harrison Street
          New York, New York                                       10013
    (Address of principal executive                             (Zip code)
               offices)



       Registrant's telephone number, including area code: (212) 925-8745

                     FRANKLIN CREDIT MANAGEMENT CORPORATION
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                       Page

Item 5. Other Events.....................................................3

Item 7. Exhibits.........................................................3

Signature................................................................4

Item 5.    Other Events.

  On May 19,2004, Franklin Credit Management Corporation, a Delaware corporation, issued a press release announcing the resignation of Seth Cohen, formerly its Chief Executive Officer. A copy of Franklin's press release is attached hereto as Exhibit 99.1.


Item 7.  Exhibits.

Exhibit No.    Description

99.1 Press Release, dated May 19, 2004, entitled "Franklin Credit Announces Resignation of Seth Cohen, its former Chief Executive Officer".

                                    SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, Franklin Credit Management Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 19, 2004

                                       FRANKLIN CREDIT MANAGEMENT CORPORATION


                                                By: /s/ Thomas J. Axon
                                                    -------------------
                                                  Name: Thomas J. Axon
                                                 Title: Chief Executive Officer